SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                   May 5, 2005

                              VIEWPOINT CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                       0-27168                    95-4102687
       --------                       -------                    ----------
 (state or other juris-             (Commission               (I.R.S. Employer
diction of incorporation)           File Number)            (Identification No.)


498 Seventh Avenue, Suite 1810, New York, NY                      10018
--------------------------------------------                      -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (212) 201-0800


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.

           On May 5, 2005, the Registrant issued a press release regarding its results of operations for its fiscal first quarter ended March 31, 2005. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

           (c)  Exhibits

           99.1 Press Release, dated May 5, 2005

           The information furnished herein and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any other filing with the Securities and Exchange Commission except as is expressly set forth by specific reference in such a filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         VIEWPOINT CORPORATION

                                                         /s/ William H. Mitchell
                                                         -----------------------
                                                         William H. Mitchell
                                                         Chief Financial Officer

Dated: May 5, 2005